UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2006

CELLULAR TECHNICAL SERVICES COMPANY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-19437	11-2962080
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

20 East Sunrise Highway, Suite 200, Valley Stream, New York	11581
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 568-0100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

        (a)        On May 15, 2006, Cellular Technical Services Company, Inc. (the “Company”) received a letter from Stonefield Josephson, Inc. (“Stonefield”) confirming that Stonefield resigned as the Company’s independent auditor. The decision to change independent auditors was not recommended or approved by the Audit Committee (the “Audit Committee”) of the Board of Directors.

        The report of Stonefield on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2004 and 2005 contained no adverse opinion or disclaimer of opinion, nor was the report modified as to audit scope or accounting principles. In connection with its audit for the fiscal years ended December 31, 2004 and 2005, and during the subsequent interim period, there were no disagreements with Stonefield on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if they had occurred and not been resolved to the satisfaction of Stonefield, would have caused Stonefield to make reference to such disagreements in their report on the consolidated financial statements for such year.

        None of the reportable events described under Item 304(a)(1)(iv) of Regulation S-B occurred within the Company’s fiscal years ended December 31, 2004 and 2005, or the subsequent interim period through May 15, 2006.

        The Company has provided Stonefield with a copy of the foregoing disclosures. Stonefield will furnish the Company with a letter addressed to the SEC, which will be filed as an amendment to this Form 8-K.

        (b)        On May 18, 2006 the Company engaged Eisner, LLP (“Eisner”) as its independent auditors for the fiscal year ending December 31, 2006. The decision to engage Eisner was approved by the Audit Committee.

        During the two most recent fiscal years and subsequent interim period, the Company did not consult with Eisner regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any matter that was the subject of a disagreement or a reportable event as defined in the regulations of the Securities and Exchange Commission.

        Eisner has reviewed the disclosures contained in this Form 8-K. The Company has advised Eisner that it has the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission concerning any new information, clarifying the Company’s disclosures herein, or stating any reason why Eisner does not agree with any statements made by the Company in this report. Eisner has advised the Company that nothing has come to its attention which would cause it to believe that any such letter was necessary.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2006

CELLULAR TECHNICAL SERVICES COMPANY, INC.
By: /s/ Kenneth Block
Name: Kenneth Block Title: Chief Financial Officer